UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: February 11, 2004



                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  South Carolina                   0-11392                       57-0525804
-------------------               ----------                   -------------
 (State or other                 (Commission                   (IRS Employer
  jurisdiction of                File Number)               Identification No.)
  incorporation)


                               70 Commerce Center
                        Greenville, South Carolina 29615
                        --------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number including area code: (864) 288-8877
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On February 11, 2004, the Company's Board of Directors adopted (1) amendments to the charter of the Audit Committee of the Board of Directors; (2) a charter for the Compensation Committee of the Board of Directors; (3) a charter for the Nominating Committee of the Board of Directors; and (4) a directors nominations policy. The Company's Audit Committee Charter, Compensation Committee Charter, Nominating Committee Charter, and nominations policy, as adopted by the Board of Directors on February 11, 2004, are posted on the Company's website at www.spanamerica.com.

Following its February 12, 2004 annual meeting of shareholders, the Company certified to Nasdaq that it is in compliance with the new Nasdaq corporate governance rules regarding the composition of its Audit Committee, it Audit Committee Charter, its Nominating Committee Charter, executive sessions of its board of directors and its Code of Conduct.

ITEM 10.  AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS.

         (a) On February 11, 2004, the Company's Board of Directors approved amendments to the Company's Code of Conduct that are intended, among other things, to conform the Company's Code of Conduct to the requirements of the new NASDAQ corporate governance rules and the requirements of the Sarbanes-Oxley Act of 2002. The Company's Code of Conduct applies to all of the Company's directors, officers, and employees.

         In addition to non-substantive amendments, the Company's Board of Directors adopted the following amendments to the Company's Code of Conduct on February 11, 2004: (1) an amendment that prohibits the Company from extending any personal loan to any executive officer or director of the Company, (2) an amendment that clarifies that the Company prohibits its directors, officers, and employees from creating false or misleading entries in the Company's records and from taking any action to fraudulently influence, coerce, manipulate, or mislead any independent public accountant engaged in the performance of an audit of the Company's financial statements, (3) an amendment that clarifies that all documents created in the course of the Company's business should be retained in accordance with applicable law and the Company's document retention policy, and
(4) an amendment that describes the process for reporting violations or suspected violations of the Company's Code of Conduct, the process for confidentially and anonymously submitting concerns regarding questionable accounting or auditing matters or internal controls, the process by which the Company will determine whether a violation of the Code of Conduct has occurred, and the Company's policy prohibiting retaliation against any person who in good faith provides information regarding suspected violations of the Company's Code of Conduct.

         None of the foregoing amendments to the Company's Code of Conduct constituted or effected a waiver of application of any provision of the Code of Conduct to the Company's principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

         The Company's Code of Conduct, as amended by its Board of Directors on February 11, 2004, is posted on the Company's website at www.spanamerica.com and is attached to this Form 8-K as Exhibit 14.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.       Exhibit

    99.1          Code of Conduct of Span-America Medical Systems, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPAN-AMERICA MEDICAL SYSTEMS, INC.


                                        By:   /s/ James D. Ferguson
                                            -------------------------------
                                        Name:     James D. Ferguson
                                        Title:    President and Chief Executive
                                                  Officer
Date:  February 19, 2004

                                INDEX TO EXHIBITS


      Exhibit No.        Exhibit

         99.1            Code of Conduct for Span-America Medical Systems, Inc.